                                                                   EXHIBIT 10.15



                                                                       CORRECTED

                                    EBAY INC.

TO:    MAYNARD WEBB
FROM:  EBAY

RE:    RETENTION BONUS PLAN
DATE:  JANUARY 10, 2001
--------------------------------------------------------------------------------

eBay Inc. (the "Company") is pleased to provide you with this Retention Bonus Plan (the "Retention Plan") to encourage you to remain employed by the Company. Set forth below is your Retention Plan for 2001-2004.

RETENTION BONUS SCHEDULE:

Under the Retention Plan, you are eligible to earn annual retention bonuses for the years 2001 through 2004, under the following schedule:

         BONUS PAYMENT DATE                          BONUS AMOUNT
         ------------------                          ------------
         August 28, 2001                             $355,200
         August 28, 2002                             $449,900
         August 28, 2003                             $646,100
         August 28, 2004                             $1,154,000

The retention bonuses are subject to standard payroll deductions and withholdings. You must be employed by the Company on the Bonus Payment Date in order to earn and receive the retention bonus. You understand that if your employment ceases prior to the Bonus Payment Date for any reason, you will not be eligible to receive the retention bonus for that or any subsequent year and that no pro rata retention bonus can be earned.

AGREED AND ACCEPTED:

/s/  Maynard Webb                      Date: January 10, 2001
---------------------------            -----------------------
MAYNARD WEBB